Exhibit 10.1

Execution Version

FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST INCREMENTAL AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of June 20, 2019, by and among VENATOR MATERIALS PLC, a public limited company incorporated in England and Wales with company number 10747130 (“Holdings”), each Borrower as of the date hereof, the other Loan Parties as of the date hereof, the Lenders and Issuing Banks party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as a Swingline Lender (in such capacity, the “Swingline Lender”), and as an Issuing Bank, JPMORGAN CHASE BANK, N.A. as collateral agent (in such capacity, the “Collateral Agent”), each Incremental Lender party hereto and each other Lender party hereto collectively constituting the Required Lenders.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Revolving Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, the Borrowers, the Administrative Agent, the Collateral Agent and each Lender and Issuing Bank from time to time party thereto have entered into that certain Revolving Credit Agreement, dated as of August 8, 2017 (as amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Revolving Credit Agreement”);

WHEREAS, in accordance with the provisions of Section 2.21(1) of the Revolving Credit Agreement, the Borrowers have notified the Administrative Agent of their request for an Incremental Revolving Facility Increase in an aggregate principal amount of $50,000,000;

WHEREAS, in accordance with the provisions of Section 2.21 and Section 10.08(4) of the Revolving Credit Agreement and the terms and conditions set forth herein, the Borrowers, the undersigned Incremental Lenders and the Administrative Agent wish to enter into an Incremental Facility Amendment as provided in this Amendment to effect the abovementioned Incremental Revolving Facility Increase; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto also wish to amend certain other provisions of the Revolving Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1                            Terms of the Incremental Revolving Facility Increase.

(a)                                 Pursuant to Section 2.21(6)(a) of the Revolving Credit Agreement and subject to the satisfaction (or waiver) of the conditions set forth in Section 9 hereof, each of the Incremental Lenders party hereto severally (and not jointly) agrees to provide to the Borrowers an Incremental Commitment equal to the amount set forth opposite its name on Annex I attached hereto, which Incremental Commitments shall be in an aggregate principal amount equal to $50,000,000 (consisting of a $5,000,000 increase in French Revolving Facility Commitments and a $45,000,000 increase in European Revolving Facility Commitments) (collectively, the “Incremental Commitments”) and shall be added to and constitute a part of the Revolving Facility Commitments existing under the Revolving Credit Agreement immediately prior to giving effect to this Amendment.

(b)                                 All Borrowings and Letters of Credit outstanding immediately prior to giving effect to this Amendment on the First Incremental Amendment Effective Date shall remain outstanding immediately thereafter; provided, however, that if after giving effect to this Amendment on such date any Revolving Lender’s Revolving Facility Percentage, French Revolving Facility Percentage and/or European Revolving Facility Percentage, as applicable, has changed, then the applicable Borrower shall incur such new Revolving Loans and/or repay such then outstanding Revolving Loans so that, after giving effect thereto, each Revolving Lender shall have (i) outstanding Revolving Loans in an amount equal to such Revolving Lender’s Revolving Facility Percentage of all outstanding Revolving Loans, (ii) outstanding French Revolving Loans in an amount equal to such Revolving Lenders’ French Revolving Facility Percentage of all outstanding French Revolving Loans and (iii) outstanding European Revolving Loans in an amount equal to such Revolving Lender’s European Revolving Facility Percentage of all outstanding European Revolving Loans, as applicable on the First Incremental Amendment Effective Date after giving effect to the actions required by this Section 1(b).  It is understood that all new Revolving Loans made on the First Incremental Effective Date in accordance with the immediately preceding proviso shall be proportionately added to each then outstanding Borrowing, so that each Revolving Lender will have outstanding Revolving Loans, French Revolving Loans and European Revolving Loans, as applicable, comprising each Borrowing in an amount equal to its Revolving Facility Percentage, French Revolving Facility Percentage and/or European Revolving Facility Percentage thereof, as applicable.  For the avoidance of doubt, each incurrence of Revolving Loans made pursuant to this paragraph shall be subject to the same Interest Periods applicable to the outstanding Revolving Loans the same Adjusted LIBOR Rate applicable to the outstanding Revolving Loans for such Interest Periods.  All actions required pursuant to this Section 1(b) shall be taken to the reasonable satisfaction of the Administrative Agent.

SECTION 2                            Amendments to Revolving Credit Agreement.  The Revolving Credit Agreement is hereby further amended as follows:

(a)                                 Section 1.01 of the Revolving Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““Dividing Person” has the meaning assigned to it in the definition of “Division”.”

““Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.”

““Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division.  A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.”

““First Incremental Amendment” shall mean that certain First Incremental Amendment to this Agreement, dated as of June 20, 2019.”

““First Incremental Amendment Effective Date” shall have the meaning assigned to such term in the First Incremental Amendment.”

(b)                                 The definition of “Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“On the First Incremental Amendment Effective Date, the aggregate amount of Commitments is $350.0 million.”

(c)                                  The definition of “Covenant Trigger Event” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by replacing both occurrences of “$22.5 million” set forth therein with “26 million”.

(d)                                 Paragraph (1) of the definition of “Eligible Accounts” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended and restated as follows:

“(1)  such Account (i) has a scheduled due date that is more than 90 days after the date of the original invoice (provided that this clause (i) shall not prevent Accounts of Account Debtors addressed pursuant to clause (ii)(x) of this clause (1) to constitute Eligible Accounts) or (ii) has been outstanding for more than (x) 180 days after the original invoice date or more than 60 days after the original due date relating to such invoice in an amount not to exceed $10 million (after giving effect to any advance rate) or (y) with respect to all other Accounts, 90 days after the original invoice date or more than 60 days after the original due date relating to such invoice, provided that in determining the aggregate amount from the same Account Debtor that is unpaid hereunder such amount shall be the gross amount due in respect of the applicable Accounts without giving effect to any net credit balances;”

(e)                                  Paragraph (10) of the definition of “Eligible Inventory” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by inserting the following at the end thereof:

“provided, that, notwithstanding the foregoing, up to $5 million in the aggregate (after giving effect to any advance rate) of Inventory that is the subject of a consignment by a Loan Party shall qualify as Eligible Inventory, so long as the applicable Loan Party shall use commercially reasonable efforts to deliver a Collateral Access Agreement to the Collateral Agent or similar letter acknowledging the applicable Loan Party’s ownership of such Inventory as to such applicable location.”

(f)                                   The definition of “European Revolving Facility Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate amount of the Lenders’ European Revolving Facility Commitment on the First Incremental Amendment Effective Date is $205 million.”

(g)                                  The definition of “French Revolving Facility Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate amount of the Lenders’ French Revolving Facility Commitment on the First Incremental Amendment Effective Date is $25 million.”

(h)                                 The definition of “Liquidity Condition” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by replacing both occurrences of “$30 million” set forth therein with “35 million”.

(i)                                     The definition of “Payment Conditions” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by replacing (i) “$37.5 million” set forth therein with “$43.5 million” and (ii) “$52.5 million” set forth therein with “$61.0 million”.

(j)                                    The definition of “Revolving Facility Commitment” appearing in Section 1.01 of the Revolving Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate principal amount of the Lenders’ Revolving Facility Commitments on the First Incremental Amendment Effective Date is $350.0 million.”

(k)                                 Sections 5.07(2) and (3) of the Revolving Credit Agreement are hereby amended by replacing each occurrence of “$37.5 million” set forth therein with “$43.5 million”.

(l)                                     Section 6.01(18) of the Revolving Credit Agreement is hereby amended by replacing “the $30 million” set forth therein with “$70 million”.

(m)                             The parenthetical in the first paragraph of Section 6.04 of the Revolving Credit Agreement is hereby amended and replaced in its entirety as follows:

“(including pursuant to any merger, consolidation or amalgamation with, or as a Division Successor pursuant to the Division of, a Person that is not a Wholly Owned Subsidiary immediately prior to such merger, consolidation, amalgamation or Division)”.

(n)                                 Section 6.04(25) of the Revolving Credit Agreement is hereby amended by replacing “$30 million” set forth therein with “$70 million”.

(o)                                 All references to “merger, consolidation or amalgamation” and “merger, amalgamation or consolidation” in Section 6.05, Section 6.06 and Section 6.07 of the Revolving Credit Agreement are amended and replaced in their entirety as follows:

“merger, consolidation, amalgamation or Division”.

(p)                                 Section 6.05(8) of the Revolving Credit Agreement is hereby amended by replacing “$30 million” set forth therein with “$70 million”.

(q)                                 The reference to “merger, consolidation, amalgamation or other business combination” in Section 6.06(8) is hereby amended and replaced in its entirety as follows:

“merger, consolidation, amalgamation, Division or other business combination”.

SECTION 3                            Reaffirmation of Guarantee and Security.

(a)                                 Each Loan Party, by its signature below, hereby (i) agrees that after giving effect to this Amendment, the Security Documents shall continue to be in full force and effect, (ii) affirms and confirms all of its obligations and liabilities under (A) the Revolving Credit Agreement, (B) the Guaranty, (C) the Security Documents and (D) each other Loan Document, in each case after giving effect to this Amendment, including its guarantee of the Secured Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Obligations under the Revolving Credit Agreement and the other Loan Documents, in each case after giving effect to this Amendment and (iii) confirms that after giving effect to this Amendment, each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party shall (A) continue in full force and effect and (B) continue to secure the Obligations, in each case on and subject to the terms and conditions set forth in the Revolving Credit Agreement, the Collateral Agreement, the Guaranty Agreement and the other Loan Documents.

(b)                                 In addition to paragraph (a) above, the Loan Parties acknowledge and agree that each reference in the “Whereas” section of each of the French Security Documents to “an aggregate principal amount” is intended to refer to an “initial aggregate principal amount” but it is further acknowledged by all of the parties that the definition of “Secured Liabilities” in each French Security Document remains unchanged.

(c)                                  For the avoidance of doubt, such reaffirmation, ratification, confirmation and acknowledgment in paragraph (a) above shall not constitute the creation of new Liens in respect of any Collateral governed by English law and shall merely constitute a confirmation that such Collateral remains in full force and effect and extends to the Obligations as amended pursuant to this Amendment.

SECTION 4                            Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)                                 no Default or Event of Default has occurred and is continuing immediately prior to the First Incremental Amendment Effective Date, or would exist immediately after giving effect to this Amendment, including the incurrence of the Incremental Revolving Facility contemplated hereunder;

(b)                                 all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality or “Material Adverse Effect”, which representations and warranties are true and correct in all respects) immediately prior to the First Incremental Amendment Effective Date and immediately after giving effect to this Amendment, including the incurrence of the Incremental Revolving Facility Increase contemplated hereunder; and

(c)                                  this Amendment has been duly authorized, executed and delivered by each Loan Party and each of this Amendment and the Revolving Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms.

SECTION 5                            Reference to and Effect upon the Revolving Credit Agreement.

(a)                                 From and after the First Incremental Amendment Effective Date, (i) the terms “Agreement,” “hereunder,” “hereof” or words of like import in the Revolving Credit Agreement, and all references to the Revolving Credit Agreement in any other Loan Document, shall mean the Revolving Credit Agreement as modified hereby and (ii) this Amendment shall constitute a Loan Document for all purposes of the Revolving Credit Agreement and the other Loan Documents.

(b)                                 The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)                                  This Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Revolving Credit Agreement or any other Loan Document.

SECTION 6                            Counterparts, Etc.  This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.  Delivery of an executed signature page to this Amendment by telecopy or electronic (pdf) transmission shall be deemed to constitute delivery of an originally executed signature page hereto.

SECTION 7                            Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION FO THE LAWS OF ANOTHER JURISDICTION).

SECTION 8                            Consent to Jurisdiction; WAIVER OF JURY TRIAL. SECTION 10.11 AND SECTION 10.15 OF THE REVOLVING CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE AS IF FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.

SECTION 9                            Effectiveness.  This Amendment shall become effective at the time (the “First Incremental Amendment Effective Date”) when each of the following conditions has been satisfied (or waived):

(a)                                 the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrowers, (iii) the other Loan Parties, (iv) the Administrative Agent, (v) Lenders constituting Required Lenders and (vi) the Incremental Lenders;

(b)                                 no Default or Event of Default has occurred and is continuing immediately prior to the effectiveness of this Amendment, or would exist immediately after giving effect to this Amendment, including the incurrence of the Incremental Revolving Facility Increase Contemplated hereunder;

(c)                                  all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality or “Material Adverse Effect”, which representations and warranties are true and correct in all respects) immediately prior to the effectiveness of this Amendment and immediately after giving effect to this Amendment, including the incurrence of the Incremental Revolving Facility Increase contemplated hereunder;

(d)                                 the Administrative Agent shall have received:

(i)                                     a certificate of a Responsible Officer of each Loan Party (other than a German Loan Party or a French Loan Party) dated the First Incremental Amendment Effective Date, certifying (A) that there have been no changes to the charter or other similar organizational document of such Loan Party since the

Closing Date or that attached thereto is a true and complete copy of the charter or other similar organizational document of such Loan Party, including all amendments thereto, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization, (B) that there have been no changes to the by-laws or operating agreement (or limited liability company) agreement of such Loan Party since the Closing Date or that attached thereto is a true and complete copy of the by-laws or operating agreement (or limited liability company) agreement of such Loan Party as in effect on the First Amendment Effective Date, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of the Amendment (duly notarized, in relation to any Loan Party incorporated in Spain in case such resolutions contain any empowerment to sign the Amendment, the Spanish Amendment and Ratification Documents or any related documentation) (or, in the case of Holdings, a true copy of an extract of resolutions duly adopted by the board of directors of Holdings approving a delegation of authority to certain officers of Holdings and a copy of such delegation of authority, in each case, in the form provided to the Administrative Agent prior to the date hereof) and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (D) as to the incumbency (if applicable) and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate required by this clause (i)) or confirming that there have been no changes to such incumbency and specimen signatures since the Closing Date and (E) with respect to Venator Finance S.à r.l., a private limited liability company (société à responsabilité limitée) organized under the laws of Luxembourg, having its registered office at 180, route de Longwy, L-1940 Luxembourg and registered with the Luxembourg Register of Commerce and Companies (R.C.S. Luxembourg) under number B 215641 (the “Lux Parent”) only, attaching an electronic copy of an excerpt (extrait) and a negative certificate (certificat de non-inscription d’une décision judiciaire) issued by the Luxembourg Register of Commerce and Companies one Business Day prior to the First Incremental Amendment Effective Date;;

(e)                                  a copy of the constitutional documents for each Loan Party incorporated under the laws of the Federal Republic of Germany (each, a “German Loan Party”), which shall consist of:

(i)                                     an online excerpt from the commercial register (Handelsregister) at the relevant local court (Amtsgericht) (not older than 14 calendar days);

(ii)                                  a copy of the articles of association (Gesellschaftsvertrag) of most recent date, as filed with the competent commercial register;

(iii)                               (to the extent applicable) an up-to-date copy of the list of shareholders (Gesellschafterliste) as filed with the competent commercial register; and

(iv)                              (to the extent applicable) copies of the procedural orders (Geschäftsordnung) of any supervisory board (Aufsichtsrat), advisory board (Beirat) and/or management board (Geschäftsführung).

(f)                                   where required or appropriate under local law, in each case in relation to the relevant German Loan Party, a copy of a resolution of the board of directors or equivalent body, of all holders of the issued shares, of the supervisory board and/or of the advisory board (in each case to the extent applicable):

(i)                                     approving the terms of, and the transactions contemplated by, the Amendment and related documents to which it is a party and resolving that it or, as applicable, Holdings as its agent, execute the Amendment and related documents to which it is a party;

(ii)                                  authorising a specified person or persons or (in the case of a German Loan Party) to instruct the managing director(s) to execute on its behalf the Amendment and related documents to which it is a party; and

(iii)                               authorising a specified person or persons or (in the case of a German Loan Party) to instruct the managing director(s), on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any utilisation request) to be signed and/or despatched by it under or in connection with the Amendment and related documents to which it is a party.

(g)                                  a copy of the constitutional documents for each Loan Party incorporated under the laws of the France (each, a “French Loan Party”), which shall consist of:

(i)                                     the up-to-date articles of association (statuts) of each French Loan Party; and

(ii)                                  a copy of a K-bis extract (extrait K-bis), an insolvency certificate (certificat de non-faillite) and lien searches (état des privilèges et nantissements) dated no more than 30 days prior to the date of this Amendment relating to each French Loan Party.

(h)                                 for each French Loan Party, a certificate of the legal representative or an authorized signatory of each French Loan Party certifying:

(i)                                     that attached thereto is a true and complete copy of resolutions duly adopted by the relevant body of each French Loan Party:

(A)                               approving the terms of, and the transactions contemplated by, the Amendment and related documents to which it is a party and resolving that it or, as applicable, Holdings as its agent, execute the Amendment and related documents to which it is a party;

(B)                               authorising a specified person or persons to execute on its behalf the Amendment and related documents to which it is a party; and

(C)                               authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any utilisation request) to be signed and/or despatched by it under or in connection with the Amendment and related documents to which it is a party;

(ii)                                  if applicable, that attached thereto is a true and complete copy of the power of attorney granted by the legal representative of each French Loan Party authorizing one or several persons to execute, deliver and perform the Amendment and any related documents to which it is a party or any other document delivered in connection herewith and certifying that such power of attorney has not been modified, rescinded or amended and is in full force and effect; and

(iii)                               that attached thereto are specimen signatures of the persons authorized to execute the Amendment and any related documents to which the each French Loan Party is a party on behalf of each French Loan Party.

(i)                                     the Administrative Agent shall have delivered to the relevant French Loan Party acting as borrower, a TEG Letter which shall have been countersigned by such French Loan Party;

(j)                                    to the extent available in the relevant jurisdiction, a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date, from the applicable secretary of state (or equivalent office);

(k)                                 a certificate, dated the First Incremental Amendment Effective Date and signed by a Responsible Officer of Holdings on behalf of the Borrowers, confirming that the representations and warranties contained in Section 4 of this Amendment are true and correct as of the First Incremental Amendment Effective Date;

(l)                                     a solvency certificate substantially in the form attached as Exhibit C to the Revolving Credit Agreement;

(m)                             the Administrative Agent shall have received at least three Business Days prior to the First Incremental Amendment Effective Date all documentation and other information about the Loan Parties as has been reasonably requested in writing at least 10 days prior to the First Incremental Amendment Effective Date that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Proceeds of Crime Act;

(n)           at least three Business Days prior to the First Incremental Amendment Effective Date, if any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), such Borrower shall deliver, to each Lender (including any Incremental Lender as of the First Incremental Amendment Effective Date) that so requests, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in relation to such Borrower in a form reasonably acceptable to such Lender (including any such Incremental Lender as of the First Incremental Amendment Effective Date);

(o)           the Administrative Agent shall have received a customary legal opinion from Latham & Watkins LLP, New York and Delaware counsel to the Loan Parties;

(p)           the Administrative Agent shall have received for each Mortgaged Property a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination and if such property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by Holdings and evidence of flood insurance as required by the Revolving Credit Agreement; and

(q)           the Borrowers shall have paid to the Administrative Agent and the Incremental Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Incremental Lenders to the extent then invoiced and due.

SECTION 10       Post-Closing Covenants.  The Loan Parties shall  take each of the actions set forth on Schedule 1 within the time period prescribed therefor on such schedule (as such time period may be extended by the Administrative Agent in its reasonably discretion).

[Signature Pages to follow]

VENATOR MATERIALS PLC,
as Holdings

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR MATERIALS LLC
VENATOR AMERICAS LLC
VENATOR CHEMICALS LLC,
as U.S. Borrowers

By:	/s/ Kurt Ogden
Name:	Kurt Ogden
Title:	Executive Vice President and Chief Financial Officer

VENATOR AMERICAS HOLDINGS LLC,
as U.S. Loan Party

By:	/s/ Kurt Ogden
Name:	Kurt Ogden
Title:	Executive Vice President and Chief Financial Officer

VENATOR GROUP CANADA INC.,
as Canadian Borrower

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR FINANCE S.À R.L.,
as Luxembourg Loan Party

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR PIGMENTS UK LIMITED
VENATOR MATERIALS UK LIMITED,
as U.K. Borrowers

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR INTERNATIONAL HOLDINGS UK LIMITED
VENATOR MATERIALS INTERNATIONAL UK LIMITED
VENATOR P&A HOLDINGS UK LIMITED
CREAMBAY LIMITED
VENATOR GROUP
VENATOR INVESTMENTS UK LIMITED,
as U.K. Loan Parties

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR GERMANY GMBH
VENATOR UERDINGEN GMBH
VENATOR WASSERCHEMIE GMBH,
as German Borrowers

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR PIGMENTS GMBH & CO. KG,
as German Borrower

By: Venator Pigments Holding GmbH,
its General Partner

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR HOLDINGS GERMANY GMBH
SILO PIGMENTE GMBH
VENATOR PIGMENTS HOLDING GMBH
VENATOR WASSERCHEMIE HOLDING GMBH,
as German Loan Parties

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR SPAIN S.L.U.,
as Spanish Borrower

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR FRANCE SAS,
as French Borrower

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

VENATOR CHEMICALS FRANCE SAS
VENATOR INTERNATIONAL FRANCE SAS
VENATOR PIGMENTS FRANCE SAS,
as French Loan Parties

By:	/s/ Russ R. Stolle
Name:	Russ R. Stolle
Title:	Executive Vice President, General Counsel and Chief Compliance Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent, an Issuing Bank, a Swingline Lender, a Lender and an Incremental Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

J.P. MORGAN SECURITIES PLC, as a Lender and Incremental Lender

By:	/s/ Matthew Sparkes
Name:	Matthew Sparkes
Title:	Authorised Officer

BANK OF AMERICA MERRILL LYNCH, DESIGNATED ACTIVITY COMPANY, as a Lender and Incremental Lender

By:	/s/ Paula Langride
Name:	Paula Langride
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ William DiCicco
Name:	William DiCicco
Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada Branch), as a Lender

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

BARCLAYS BANK PLC, as a Lender and Incremental Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

CITIBANK, N.A., as a Lender and Incremental Lender

By:	/s/ Christopher Marino
Name: Christopher Marino
Title: Vice President and Director

CITIBANK EUROPE PLC, as a Lender and Incremental Lender

By:	/s/ Milos Stefanone
Name: Milos Stefanone
Title: Managing Director

GOLDMAN SACHS BANK USA, as a Lender and Incremental Lender

By:	/s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender and Incremental Lender

By:	/s/ Lauren Steiner
Name: Lauren Steiner
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender and Incremental Lender

By:	/s/ Brett Schweikle
Name: Brett Schweikle
Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory

By:	/s/ John Bruzzese
Name: John Bruzzese
Title: Authorized Signatory

Annex I

Incremental Lender	European Revolving Facility Commitments	French Revolving Facility Commitments
JPMorgan Chase Bank, N.A.(1)	$8,437,500	$2,500,000
Citibank Europe PLC	$8,437,500	$2,500,000
Bank of America Merrill Lynch, Designated Activity Company(2)	$7,031,250	—
Barclays Bank Plc	$7,031,250	—
HSBC Bank USA, National Association	$7,031,250	—
Goldman Sachs Bank USA	$7,031,250	—
Total:	$45,000,000	$5,000,000

(1)  Commitments may be provided by J.P. Morgan Securities PLC.

(2)  Commitments may be provided by Bank of America, N.A. and/or Bank of America, N.A., (acting through its Canadian Branch).

SCHEDULE 1

Post-Closing Obligations

Deliverable	Time for Delivery

(i)  Execute before a Spanish Notary Public, an amendment agreement to the existing Security Documents governed by Spanish law (including a ratification of the irrevocable power of attorney) so that these cover the new liabilities under the Revolving Credit Agreement as amended by this Amendment; and

(ii) to deliver to the Administrative Agent an up-to-date complete literal certificate (certificación literal completa) issued by the relevant Commercial Registry dated no earlier than twenty (20) Business Days and (if applicable) a copy of any documents which should be registered with the Commercial Registry and are pending to be registered, if any, regarding Venator Spain, S.L.U.

20 Business Days (provided that the Secured Parties have taken all relevant steps for such execution)

Deliver to the Administrative Agent:

(i) an amendment to each existing Mortgage (each, a “Mortgage Amendment”) to which a Loan Party is then party duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where the respective Mortgage was recorded, together with such certificates or affidavits, as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(ii) executed legal opinions in form and substance reasonably acceptable to the Administrative Agent;

(iii) with respect to the Mortgaged Property located in Los Angeles County, California, a date-down title insurance endorsement to the policy of title insurance insuring the Lien of the Mortgage encumbering such property (x) insuring that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable lien on such property in favor of the Administrative Agent for the benefit of the Secured Parties free and clear of all Liens except Permitted Liens and (y) otherwise in form and substance reasonably

90 days

satisfactory to the Administrative Agent (the “Title Endorsements”);

(iv) with respect to the Mortgaged Property located in Richmond County, Georgia, a title search showing that (x) the Mortgage encumbering such property, as amended by the respective Mortgage Amendment, is a lien on such property, free and clear of all Liens except Permitted Liens and (y) otherwise in form and substance reasonably satisfactory to the Administrative Agent;

(v) evidence reasonably acceptable to the Administrative Agent of payment by Borrower of all premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the Title Endorsements; and

(vi) such affidavits, certificates, information and instruments of indemnification (including a so-called “gap” indemnification) as shall be reasonably required to induce the title insurer to issue the Title Endorsements.

Deliver a copy of each of the following confirmation and amendment agreements (including, as applicable, subsequent-ranking pledges) in relation to the transaction security documents governed by German law, in each case duly executed and delivered by the relevant parties thereto:

(i)                  one or more confirmation agreements in relation to certain German law governed share pledge agreements relating to the shares and partnership interests (and any rights relating thereto) in Venator Holdings Germany GmbH, Venator Germany GmbH, Venator Pigments Holding GmbH, Venator Wasserchemie Holding GmbH, Silo Pigmente GmbH, Venator Uerdingen GmbH, Venator Wasserchemie GmbH and Venator Pigments GmbH & Co. KG; and

90 days

(ii)               a confirmation agreement in relation to (i) certain German law governed account pledge agreements between Venator Pigments GmbH & Co. KG, Venator Holdings Germany GmbH, Venator Germany GmbH, Venator Pigments Holding GmbH and Silo Pigmente GmbH as relevant pledgor and the Collateral Agent as pledgee relating to certain bank accounts held by the pledgors from time to time, (ii) a German law governed assignment agreement between Venator Germany GmbH as assignor and the Collateral Agent as assignee relating to present and future receivables of Venator Germany GmbH including, without limitation, intercompany receivables (in particular, but not limited to, intragroup loans), insurance receivables and receivables originating from selling goods or providing services and (iii) a German law governed security transfer agreement between, Venator Germany GmbH as transferor and the Collateral Agent as transferee relating to moveable assets